Settlement Assets and Obligations	12 Months Ended
Dec. 31, 2014
Settlement Assets and Obligations
Settlement Assets and Obligations
Settlement Assets and Obligations

Settlement assets and obligations result from the Company’s processing services and associated settlement activities, including settlement of payment transactions. Settlement assets are generated principally from merchant services transactions. Certain merchant settlement assets that relate to settlement obligations accrued by the Company are held by partner banks to which the Company does not have legal ownership but has the right to use to satisfy the related settlement obligation. The Company records corresponding settlement obligations for amounts payable to merchants and for payment instruments not yet presented for settlement. The difference in the aggregate amount of such assets and liabilities is primarily due to unrealized net investment gains and losses, which are reported as OCI in equity.

The principal components of the Company’s settlement assets and obligations are as follows:

	As of December 31,
(in millions)	2014	2013
Settlement assets:
Current settlement assets:
Cash and cash equivalents	$1,419	$1,577
Investment securities	17	71
Due from card associations and bank partners	5,220	5,103
Due from merchants	899	791
	7,555	7,542
Long-term settlement assets:
Investment securities	3	15
	$7,558	$7,557
Settlement obligations:
Current settlement obligations:
Payment instruments outstanding	$82	$164
Card settlements due to merchants	7,475	7,389
	$7,557	$7,553

The changes in settlement assets and obligations are presented on a net basis within operating activities in the consolidated statements of cash flows. However, because the changes in the settlement assets balance exactly offset changes in settlement obligations, the activity nets to zero.